EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS 10-to-20 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Statement of Additional Information dated May 3, 2015

The following replaces the first paragraph following “Statement of Intention.” under “Sales Charges”:

If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

May 8, 2015